Exhibit 99.3

Endo International plc Announces Proposed Private Offering Of Senior Secured Notes

DUBLIN, March 14, 2019 – Endo International plc (NASDAQ: ENDP) (“Endo”) today announced that Par Pharmaceutical, Inc. (the “Issuer”), its wholly-owned subsidiary, intends to offer senior secured notes, subject to market and customary conditions. The notes will be senior secured obligations of the Issuer and will be guaranteed by Endo and certain of Endo’s subsidiaries and will be secured by first priority liens on the same collateral that secures Endo’s obligations under its existing senior secured credit facilities and existing senior secured notes.

Endo intends to use the net proceeds from the proposed offering, together with cash on hand, to fund cash tender offers (the “Tender Offers”) by Endo Finance LLC, a wholly-owned subsidiary of Endo, to purchase a portion of Endo’s outstanding senior unsecured notes and to pay certain related premiums, fees and expenses. Endo intends to use the remaining net proceeds, if any, from this offering to reduce Endo’s outstanding indebtedness, including by means of one or more redemptions, repurchases or other repayments of any of Endo’s outstanding indebtedness.

The notes and the related guarantees have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state or foreign securities laws, and will be offered only to qualified institutional buyers in reliance on Rule 144A, and to persons outside the United States in compliance with Regulation S under the Securities Act. Unless so registered, the notes and the related guarantees may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release will not constitute an offer to sell or a solicitation of an offer to buy any notes or any other securities.

About Endo International plc

Endo International plc (NASDAQ: ENDP) is a highly focused generics and specialty branded pharmaceutical company delivering quality medicines to patients in need through excellence in development, manufacturing and commercialization. Endo has global headquarters in Dublin, Ireland, and U.S. headquarters in Malvern, PA. Learn more at www.endo.com.

Forward-Looking Statements

This press release contains forward-looking statements including, but not limited to, Endo’s financing plans, including Endo’s intention to offer notes, the Tender Offers and the details thereof and the use of proceeds of the proposed offering. Endo has tried, whenever possible, to identify such statements by words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “projected,” “forecast,” “will,” “may” or similar expressions. Endo has based these forward-looking statements on its current expectations and projections about the growth of its business and financial performance, and the development of its industry. Because these statements reflect Endo’s current views concerning future events, these forward-looking statements involve risks and uncertainties. Readers should note that many risk factors previously disclosed in Endo’s filings with the Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this press release could affect Endo’s future financial results and could cause the actual results to differ materially from those expressed in forward-looking statements contained in this press release.

Endo does not undertake any obligation to update its forward-looking statements after the date of this press release for any reason, even if new information becomes available or other events occur in the future, except as required under applicable securities law. Readers are advised to consult any further disclosures made on related subjects in Endo’s reports filed with the SEC. Also note that, as described under the caption “Risk Factors” contained in Item 1A of the Endo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Endo provides a cautionary discussion of the risks, uncertainties and possibly inaccurate assumptions relevant to its business. These are factors that, individually or in the aggregate, Endo thinks could cause its actual results to differ materially from expected and historical results. Readers should understand that it is not possible to predict or identify all such factors. Consequently, readers should not consider this to be a complete discussion of all potential risks or uncertainties.

Investors should also be aware that while Endo does, at various times, communicate with securities analysts, it is against Endo’s policy to disclose to them selectively any material non-public information or other confidential information. Accordingly, investors should not assume that Endo agrees with any statement or report issued by an analyst, irrespective of the content of the statement or report. To the extent that reports issued by securities analysts contain any projections, forecasts or opinions, such reports are not Endo’s responsibility.

Source: Endo International plc

Investors: Pravesh Khandelwal, (845) 364-4833; Media: Heather Zoumas Lubeski, (484) 216-6829